Exhibit 10.34

EXECUTION VERSION

FIRST LIEN SECURED NOTE NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTEREST IN TRADEMARKS

THIS FIRST LIEN SECURED NOTE NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTEREST IN TRADEMARKS (this “Agreement”), dated as of December [4], 2014, is made by each of the signatories hereto (each, a “Grantor”) in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington Trust”), as note collateral agent (in such capacity, the “Note Collateral Agent”) with respect to the 5.25% Senior Secured First Priority Notes due 2021 (the “Notes”) issued by HD SUPPLY, Inc., a Delaware corporation (the “Company”) pursuant to the Indenture, dated as of the date hereof (as amended pursuant to that First Supplemental Indenture, dated as of the date hereof, and as further amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, the Subsidiary Guarantors from time to time parties thereto, and Wilmington Trust.

WHEREAS, pursuant to the Collateral Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among the Company, certain Subsidiaries of the Company and the Note Collateral Agent, each Grantor granted to the Note Collateral Agent a security interest in its Intellectual Property, including Trademarks; and

WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, subject to the conditions of the Indenture, each Grantor agrees, for the benefit of the Note Collateral Agent, as follows:

SECTION 1.  Definitions.  Unless otherwise defined herein or the context other-wise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Indenture and the Collateral Agreement.

SECTION 2.  Confirmation of Security Interest.  Each Grantor hereby confirms that pursuant to the Collateral Agreement, subject to existing licenses to use the Trademarks granted by such Grantor in the ordinary course of its business, it granted to the Note Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Trademarks of such Grantor (including, without limitation, those items listed on Schedule A hereto under such Grantor’s name) and to the extent not otherwise included, all Proceeds and products of any and all of the Trademarks, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, except that no security interest is or will be granted pursuant thereto or any other Note Security Document in any right, title or interest of such Grantor under or in any Trademark

Licenses with Persons other than the Company, a Restricted Subsidiary or an Affiliate thereof for so long as, and to the extent that, the granting of such a security interest pursuant thereto would result in a breach, default or termination of such Trademark Licenses.

SECTION 3.  Purpose.  This Agreement has been executed and delivered by the Grantors for the purpose of recording the security interest granted pursuant to the Collateral Agreement with the United States Patent and Trademark Office.  This Agreement is expressly subject to the terms and conditions of the Collateral Agreement.  The Collateral Agreement (and all rights and remedies of the Note Collateral Agent thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.  Acknowledgment.  Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Note Collateral Agent with respect to the security interest in the Trademarks are fully set forth in the Indenture and the Collateral Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 5.  Counterparts.  This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

HD SUPPLY REPAIR & REMODEL, LLC

By:	/s/ Ricardo Nuñez
	Name:	Ricardo Nuñez
	Title:	Vice President and Secretary

HD SUPPLY FACILITIES MAINTENANCE, LTD.
By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Ricardo Nuñez
	Name:	Ricardo Nuñez
	Title:	Vice President and Secretary

HDS IP HOLDING, LLC

By:	/s/ Ricardo Nuñez
	Name:	Ricardo Nuñez
	Title:	Vice President and Secretary

[Signature Page to First Lien Secured Note Notice and Confirmation of Grant of Security Interest in Trademarks]

HSI IP, INC.

By:	/s/ Ricardo Nuñez
	Name:	Ricardo Nuñez
	Title:	Vice President and Secretary

HD SUPPLY SUPPORT SERVICES, INC.

By:	/s/ Ricardo Nuñez
	Name:	Ricardo Nuñez
	Title:	Vice President and Secretary

PROVALUE, LLC

By:	/s/ Ricardo Nuñez
	Name:	Ricardo Nuñez
	Title:	Vice President and Secretary

WHITE CAP CONSTRUCTION SUPPLY, INC.

By:	/s/ Ricardo Nuñez
	Name:	Ricardo Nuñez
	Title:	Vice President and Secretary

[Signature Page to First Lien Secured Note Notice and Confirmation of Grant of Security Interest in Trademarks]

WILMINGTON TRUST, NATIONAL ASSOCIATION
As Note Collateral Agent

By:	/s/ Lynn M. Steiner
	Name:	Lynn M. Steiner
	Title:	Vice President

[Signature Page to First Lien Secured Note Notice and Confirmation of Grant of Security Interest in Trademarks]

Schedule A

Trademarks

HD Supply Repair & Remodel, LLC

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/Reg. Date
CW CONTRACTORS’ WAREHOUSE and Design	Registered	RN: 1,753,027	2/16/1993

HD Supply Facilities Maintenance, Ltd.

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/Reg. Date
MAINTENANCE WAREHOUSE	Registered	RN: 3,563,112	1/20/2009
MAINTENANCE WAREHOUSE	Registered	RN: 4,610,425	9/23/2014
MAINTENANCE WAREHOUSE	Registered	RN: 4,375,851	7/30/2013
MAINTENANCE WAREHOUSE & Design	Registered	RN: 4,376,494	7/30/2013
MAINTENANCE WAREHOUSE & Design	Registered	RN: 4,606,259	9/16/2014
AMERIFILE	Registered	RN: 3,688,792	9/29/2009
ESSENTIAL PRODUCTS FOR AN EFFICIENT PRACTICE	Registered	RN: 3,683,191	9/15/2009
WALLSTRETCHER	Registered	RN: 2,311,197	1/25/2000
AMERIFILE (and design)	Registered	RN: 2,231,634	3/16/1999

HDS IP Holding, LLC

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/Reg. Date
ALWAYS ON THE JOB	Registered	RN: 4,079,895	1/3/2012
AQUAGUARD	Registered	RN: 0,720,199	8/22/1961
AQUAGUARD 5 STEP POOL CARE SYSTEM & Design	Registered	RN: 4,535,768	05/27/2014
AQUATRAC	Registered	RN: 2,945,650	5/3/2005
ASPEN	Registered	RN: 2,455,675	05/29/2001
ASPEN & Design	Registered	RN: 4,461,343	1/7/2014
BEST BUSINESS ELECTRONIC SOLUTION TECHNOLOGIES (stylized)	Registered	RN: 3,611,013	4/28/2009
BRIGADE (Multistar stylization)	Registered	RN: 3,845,600	9/7/2010
BRIGADE (Multistar stylization)	Registered	RN: 3,928,403	3/8/2011
BRIGADE (star stylization)	Registered	RN: 3,865,925	10/19/2010
BRIGHTON	Registered	RN: 3,086,948	5/2/2006

BRIGHTON MANOR	Registered	RN: 4,129,736	4/17/2012
BRIGHTON MANOR & Design	Registered	RN: 4,535,779	5/27/2014
CHAMPION	Registered	RN: 2,995,438	09/13/2005
CHAMPION WINDOW COVERINGS & Design	Registered	RN: 3,535,469	11/18/2008
CLEARCAN	Registered	RN: 2,887,975	9/21/2004
COREPRO	Registered	RN: 2,426,425	2/6/2001
COTTON BAY	Registered	RN: 3,627,904	5/26/2009
COTTON BAY	Registered	RN: 3,679,770	9/8/2009
CREATIVE TOUCH INTERIORS	Registered	RN: 4,406,141	9/24/2013
CROWN BOLT	Registered	RN: 1,644,947	5/21/1991
DUROGUARD	Registered	RN: 4,140,616	5/15/2012
FIDO HOUSE & Design	Registered	RN: 2,736,417	7/15/2003
GREENBLOGIC	Registered	RN: 4,155,442	6/5/2012
GRIDADVANCE	Registered	RN: 4,538,054	5/27/2014
HD SUPPLY	Registered	RN: 3,559,162	1/6/2009
HD SUPPLY (logo)	Registered	RN: 3,454,324	6/24/2008
HD SUPPLY (logo)	Registered	RN: 3,550,632	12/23/2008
HD SUPPLY HARDWARE SOLUTIONS(1)	Registered	RN: 114-257	3/4/2014
HD SUPPLY FIRE PROTECTION (stylized)	Registered	RN: 3,671,809	8/25/2009
HD SUPPLY WATERWORKS (stylized)	Registered	RN: 3,468,515	7/15/2008
HOUSE-MATES HARDWARE	Registered	RN: 2,286,367	10/12/1999
I (stylized)	Registered	RN: 3,679,438	9/8/2009
IDEALLYGREEN	Registered	RN: 3,523,340	10/28/2008
LOCAL SERVICE NATIONWIDE	Registered	RN: 3,665,886	8/11/2009
MAINTENANCE WAREHOUSE	Pending ITU	SN: 86/303,044	6/6/2014
MAINTENANCE WAREHOUSE	Pending	SN: 86/424,236	10/15/2014
PANEL-PRO TILT-UP ESTIMATING SOFTWARE & Design	Registered	RN: 2,901,054	11/9/2004
PERFECT SEAL	Registered	RN: 4,001,186	7/26/2011
POWERSCOPE	Registered	RN: 3,461,922	7/8/2008
PROUDLY DRIVEN BY A VETERAN	Pending	SN: 86/320,061	6/25/2014
PROVALUE	Registered	RN: 2,863,412	7/13/2004
RELIA+	Pending ITU	SN: 86/436,537	10/28/2014
RELIA+	Pending ITU	SN: 86/436,545	10/28/2014
RELIA+	Pending ITU	SN: 86/436,549	10/28/2014
RELIACARE	Registered	RN: 4,492,443	3/4/2014

(1)  This trademark is registered in the State of Alabama.

SEASONS	Pending ITU	SN: 86/373,220	8/21/2014
SEASONS	Pending ITU	SN: 86/373,226	8/21/2014
SEASONS	Pending ITU	SN: 86/435,093	10/27/2014
SEASONS	Pending ITU	SN: 86/435,138	10/27/2014
SEASONS (stylized)	Registered	RN: 3,835,518	8/17/2010
SEASONS GOLD (stylized)	Registered	RN: 3,850,430	9/21/2010
SHIELD SECURITY	Registered	RN: 2,949,257	5/10/2005
SPEEDBUILD	Allowed	SN: 86/160,304	1/8/2014
SPEEDBUILD	Allowed	SN: 86/160,701	1/8/2014
TOTAL CHOICE ADVANTAGE PROGRAM	Registered	RN: 3,911,575	1/25/2011
TRUESTOCK	Pending ITU	SN: 86/373,181	8/21/2014
TRUESTOCK	Pending ITU	SN: 86/373,202	8/21/2014
TRU PERSPECTIVE	Pending ITU	SN: 86/309,319	6/13/2014
USA BLUEBOOK and Design	Registered	RN: 2,266,004	8/3/1999
USABLUEBOOK	Registered	RN: 2,236,393	4/6/1999
UTILITY SUPPLY OF AMERICA	Registered	RN: 2,252,348	6/15/1999
VISTRA	Registered	RN: 3,895,271	12/21/2010
VISTRA & Design	Registered	RN: 4,392,346	8/27/2013
WE BUILD YOUR CITY AND KEEP IT RUNNING	Registered	RN: 4,374,791	7/30/2013
WE GOT IT YOU GET IT AND YOU’RE GONE	Registered	RN: 3,632,249	6/2/2009
HOME IMPROVEMENT PRODUCTS DIRECT and Design	Registered	RN: 3,478,426	7/29/2008

HSI IP, Inc.

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/Reg. Date
BAJA	Registered	RN: 2,243,286	5/4/1999
ELASCO	Registered	RN: 1,818,239	1/25/1994
ELASCO (stylized)	Registered	RN: 1,843,279	7/5/1994
HUGHES	Registered	RN: 2,288,983	10/26/1999
MINALOY	Registered	RN: 1,033,014	2/10/1976
MINE TUFF	Registered	RN: 1,381,417	2/4/1986
RIO	Registered	RN: 1,929,737	10/24/1995
THE SOURCE	Registered	RN: 2,360,623	06/20/2000

HD Supply Support Services, Inc.

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/Reg. Date
HD SUPPLY SUPPORT SERVICES, INC.	Registered	RN: 3,835,928	8/17/2010

ProValue, LLC

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/Reg. Date
PROVALUE	Registered	RN: 3,545,345	12/9/2008

White Cap Construction Supply, Inc.

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/Reg. Date
BLACK MARLIN	Registered	RN: 3,299,068	9/25/2007
CONTRACTOR TRADER	Registered	RN: 2,997,227	9/20/2005
PANEL-PRO	Registered	RN: 2,966,934	7/12/2005
WC and Design	Registered	RN: 2,385,183	9/12/2000
WHITE CAP	Registered	RN: 3,048,812	1/24/2006
WHITE CAP (Stylized)	Registered	RN: 3,026,834	12/13/2005
WHITE CAP (stylized)	Registered	RN: 1,478,065	2/23/1988
WHITE CAP CONSTUCTION SUPPLY	Registered	RN: 2,927,946	2/22/2005